SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 26, 2004

ZENITH NATIONAL INSURANCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9627	95-2702776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

On May 26, 2004 the Registrant issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 and they are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Nu/mber	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated May 26, 2004 regarding the Declaration of Quarterly Dividend

99.2	Press Release of Zenith National Insurance Corp. Dated May 26, 2004 the election of Catherine B. Reynolds to the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: May 27, 2004	By:	/s/ William J. Owen
		Name:	William J. Owen
		Title:	Senior Vice President
and Chief Financial Officer

Index to Exhibits

Number	Exhibit
99.1	Press Release of Zenith National Insurance Corp. Dated May 26, 2004 regarding the Declaration of Quarterly Dividend

99.2	Press Release of Zenith National Insurance Corp. Dated May 26, 2004 the election of Catherine B. Reynolds to the Board of Directors